Mtron™

INVESTOR PRESENTATION

17th Annual Midwest IDEAS Conference

August 27, 2026

Safe Harbor Statement

Information included or incorporated by reference in this presentation may contain forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different than the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology.

Examples of forward-looking statements include, but are not limited to, statements regarding efforts to grow revenue, expectations regarding fulfillment of backlog, future benefits to operating margins and the adequacy of cash resources. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under "Risk Factors" in the Information Statement contained within our Form 10-K filed with the SEC on March 26, 2026. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this presentation will in fact be accurate. Further, we do not undertake any obligation to publicly update any forward-looking statements. As a result, you should not place undue reliance on these forward-looking statements.

Mtron Overview

Mtron (NYSE AM: MPTI) is a NYSE American publicly traded corporation

- Formed in 1965
- Aerospace and Defense Focused Since 2004 Acquisition
- Listed NYSEAM in October 2022 via Spin Off at ~$13 ($10.85-$102.00 Range)
- 4.3 mm Shares Outstanding[1], No Debt, and Free Cash Flow Generation
- Raised $70 mm over past six months and has approx. $94 mm[1] of cash on the B/S
- Broad employee ownership to align interest with shareholders

Mtron Profile

- American Defense Contractor in High Growth Niche Markets
- Specialist in Robust Engineered Microwave & RF Applications
- One of the few vertically integrated RF companies in the US
- Positioned to access long term value creation opportunities
- Platform for Growth Through Mergers and Acquisitions







[1] After close of the Rights Offering on 4/27/2026.

Investment Highlights

1. Strong revenue growth and cash generation
2. Attractive end markets with long-term contracts and loyal customers
3. Unique capability to manufacture in U.S. for mission critical supply chains
4. Compelling financials with organic and inorganic growth strategy
5. Have production capacity and management team to support continued growth

Mtron At A Glance






2026
2024
2022

Vertically Integrated RF Solutions

Highly-engineered, high reliability precision components and solutions including Filters, Oscillators, Resonators, and Innovative RF Solutions

Blue-Chip Customer Base

Diverse global customer base including industry leaders in the Aerospace & Defense, Avionics, Space, and Industrials sectors

Strong Market Performance

Delivering strong returns to shareholders of 561% since spin-off on October 7, 2022, indicative of our unique strategy and strong execution

Source: Company data

Management Team and Board

Tenured Management Team and Board Provides Mtron with Decades of Experience and Leadership

Senior Management Team

Cameron Pforr
Chief Executive Officer & Chief Financial Officer

Linda Biles
Executive Vice President, Finance

William Drafts
President

Non-Executive Board Members

Bel Lazar
Co-Chairman
COO and Board Member
Efficient Power Conversion
CEO of EPC Space

Marc Gabelli
Co-Chairman
Chief Executive Officer
Gabelli Securities International Ltd

Hendi Susanto
Director
SVP & Portfolio Manager, Gabelli Funds

Robert LaPenta Jr.
Director
Managing Partner
Aston Capital

John Mega
Lead Independent Director
Former SVP and President
L3's Communication Systems

David Goldman
Director
General Counsel
GAMCO Asset Management, Inc.

Ivan Arteaga
Director
Chief Investment Officer
Arteaga Capital Management

A History of Leadership and Innovation

For Over 60 Years, Mtron Has Been a Leader in Supporting Advanced Electronics







2024

Mtron launches its first space –borne IMA

2022

Mtron completes separation from The LGL Group, Inc., becoming an independent, publicly traded company

2022

Mtron launches Planar Filter Product Line and High frequency, low noise OCXO family

2020

Mtron launches Integrated Microwave Assembly (IMA)

2017

Mtron introduces its first electronical vibration compensated OCXO


MtronPTI

2004

Mtron acquires PTI

2002

Mtron purchases assets of Champion Technologies (formerly Motorola) adding VCXO, TCXO and timing solutions

1976

Lynch Corporation (predecessor to The LGL Group, Inc.) acquires Mtron

1973

PTI supplies the first monolithic filters used in space

1965

Mtron and Piezo Technology (PTI) are organized separately



NYSE AMERICAN™

Unique Product Portfolio...

Filters

- Applications within Avionics, Space, Communications, Electronic Warfare, Instrumentation, and Radar
- Products include Crystal, LC, Cavity, Planar, Waveguide, Ceramic, Duplexer, Multiplexer and Switched Filters




Oscillators

- Applications within Avionics, Communications, Electronic Warfare, Instrumentation, and Radar
- Products include XO, TCXO, VCXO, OCXO, e-Vibe™ OCXO


MtronPTI

MtronPTI

Resonators

- Applications within Avionics, Space, Communications, Electronic Warfare, Instrumentation, and Radars
- Vertically integrated into crystal filters and oscillators


MtronPTI


Innovative RF Solutions

- Spanning frequencies from 10MHz to 50GHz, multiple components integrated into SWaP-C assemblies




FY'25 Revenue Split by Product
Filters
Oscillators
Other
7.0%
27.5%
65.5%

Source: Company data

Mtron™

New Product Development

Increased R&D and Capex Spend Drive Organic Topline Growth in the Near-Term

Constant Innovation with Strategic Targeting of Larger Opportunities

- **~30% of FY'25 Revenue comes from products introduced since 2021**
- New product development is a key component of strategy with **development tailored to deepen customer relationships**
- Number of products >$500k annually increased ~50%
- 35.2% increase in ASP since 2021



New Product Revenue ($M)
Total Revenue ($)
ASP
$84.11
$73.54
$92.19
$110.58
$113.73
$26.7
$31.8
$41.2
$49.0
$54.4
$9.5 (~36%)
$9.0 (~28%)
$11.4 (~28%)
$14.9 (~30%)
$16.5 (~30%)
FY'21A
FY'22A
FY'23A
FY'24A
FY'25A

Servicing High Growth Market Applications

Precision-Guided Munitions



Radar



Electronic Warfare



Commercial Aerospace



UAV / Drones



Space & SATCOM



U.S. DoW Rewriting Procurement Rules

Modern Conflicts Are Driving Increased Demand for Advanced Weapons Systems

Technology Driving Rapid Change

Modern warfare based on sensors, ai, control of electromagnetic spectrum, autonomous systems and precision munitions

- Missile and precision weapon usage has exceeded years of historical production capacity
- Manufacturing infrastructure designed for lower peacetime procurement volumes
- U.S. and allied forces focusing on stockpile replenishment and expansion
- Increasing importance of networked battlefield systems and integrated targeting capabilities

U.S. DoW Response

- Contracting long-term agreements to dramatically expand production capacity for precision-guided weapons
- Accelerating industrial base expansion
- DoW supporting development of more nimble suppliers
- Increasing investment in networked communications and targeting systems

Implications for Defense Suppliers

Defense contractors may benefit from:

- Higher production volumes
- Longer production contracts
- Sustained investment in advanced defense technologies
- Greater DoW support for innovative small to mid-tier players

Structural increase in defense production capacity is expected to drive demand across the defense supply chain.

Munitions Depletion is Real

CSIS study on Munitions Depletion Highlights Pressure on US Stockpile

Under-investment and Iran conflict has cost US dearly in several critical munitions

Under Secretary Feinberg's 7-year missile framework, contracts moving in right direction to stimulate investment required

Mtron is key supplier to many of these programs and should benefit long-term from this renewed focus


Pre-War
Current
2,330
780
452
250
3,100
2,000
410
210
1,160
910
Patriot
THAAD
Tomahawk
SM-3
SM-6

	Patriot	THAAD	Tomahawk	SM-3	SM-6
Unit cost *($ in millions)*	$3.9	$15.5	$2.6	$28.7	$5.3
Delivery timeline *(months)*	42	53	47	64	53

Mtron™

Source: CSIS Study "Last Rounds? Status of Key Munitions at the Iran War Ceasefire," April 2026 and "Munitions Shortages After Epic Fury" discussion on August 5, 2026.

Product Applications: Radar

Precision Surveillance Technology to Ensure Security

- Hypersonic missiles and drones require highly advanced radars which drive the need for high-performing filters and oscillators
- **Both commercial and military aircraft utilize Mtron components** on their on- board radars



Transmitter
LC Filter, Cavity Filter, Waveguide Filter
Path to Antenna
Duplexer, Diplexer, Multiplexer, Cavity Filter, Waveguide Filter, LC Filter
Receiver
LC Filter and Crystal Filter
Master Clock
LC Filter and Crystal Filter
Signal Processing
TCXO, OCXO and Crystal Resonator

Radar systems use between $700 and $9,000 of Mtron content per system.

Product Applications: Commercial Aerospace

Platform Flexibility with Multiple Touchpoints

- **~16 design slots on nearly every Boeing and Airbus commercial airplane**
- Provides rugged, proven, reliable oscillators, clocks, and filters in numerous applications, from flight control to navigation
- Serves **multiple end-markets** including smaller regional and business jet markets



Flight Control (Fly-by-wire)
Clock Oscillator
Emergency Beacon System
OCXO
In Flight Connectivity
Clock Oscillator
Pilot Communications
TCXO, LC Filter, Crystal Filter
Instrument Landing Systems (ILS)
Clock Oscillator
Navigation Radar
TCXO and LC Filter
Engine Control
Clock Oscillator
Radio Altimeter
Cavity Filter, LC Filter, Ceramic Filter and TCXO
Traffic Collision Avoidance System (TCAS)
Clock Oscillator, TCXO, OCXO, LC Filter

Average Mtron content per airplane – approximately $7,000

Growth Drivers

Expansion Opportunities Across Multiple High Growth Markets

1. **Armament and weapon system replenishment driven by global conflicts**
2. **Modernization programs and new system development driving longer-term defense component/subsystem growth**
3. **Strong commercial airframe backlog for Airbus and Boeing**
4. **Expansion into new rapidly growing markets (Space)**
5. **Strong R&D & manufacturing process investment driving more program capture**

Mtron™

Blue-Chip Customer Base

Tenured Industry Relationships With Premier Customers Across Various End Markets

Aerospace & Defense

- BAE SYSTEMS
- L3HARRIS™ FAST. FORWARD.
- LOCKHEED MARTIN
- MBDA MISSILE SYSTEMS
- NORTHROP GRUMMAN
- Raytheon Technologies
- smiths interconnect bringing technology to life
- SRC
- THALES

Avionics

- AIRBUS
- BAE SYSTEMS
- BOEING
- Collins Aerospace
- GARMIN.
- GE
- Honeywell
- L3HARRIS™ FAST. FORWARD.
- LEONARDO
- NORTHROP GRUMMAN
- Raytheon Technologies
- THALES

Space

- BOEING
- Collins Aerospace
- GENERAL DYNAMICS
- इसरो isro
- L3HARRIS™ FAST. FORWARD.
- LOCKHEED MARTIN
- MDA
- NEC
- NORTHROP GRUMMAN
- THALES

Industrials

- Anritsu envision : ensure
- ciena.
- GE
- Inova™
- KEYSIGHT
- NI
- resideo
- SAFRAN
- VIAVI

More than 70 customers with a 10+ year history

Source: Company data

Global Footprint

Strategically Located to Supply Critical National Security Needs With Ample Capacity For Future Growth

Orlando, FL (HQ)

- **71,000 sq. ft.**
- AS9100D Design and Manufacturing Facility
- ITAR Registered
- Sales Office

Yankton, SD

- **32,000 sq. ft.**
- AS9100D Design and Manufacturing Facility
- ITAR Registered

New Delhi, India

- **13,000 sq. ft.**
- ISO 9001:2015 Manufacturing Facility
- MLA - Manufacturing License Agreement for ITAR Compliance

Hong Kong

- Sales Office

Over 100,000 sq. ft. of ITAR registered Design and Manufacturing Space



Yankton, SD
Orlando, FL
New Delhi, India
Hong Kong

Source: Company data

Avenues for Growth

Mtron's ability and opportunities for growth have expanded

Leverage Customer Relationships

- Build Mtron into a leading supplier of modules, subsystems and components to the Defense and Aerospace industry

Program Focused

Market Driven R&D

- Continue to enhance our ability to provide highly engineered modules and subsystems through increased design expertise

Increase Engineered Content

M&A

- Invest accumulating cash in complimentary acquisitions
- Strategic investment where appropriate

Disciplined Approach

Investment, Partnerships and Acquisitions broadening capabilities and increasing earnings.

Investing in Organic Growth

Current facilities can produce approximately $100 million of revenue and we are investing to scale

Workforce

- **Touch labor** required to scale production of current programs – solderers, RF technicians, maintenance technicians
- **Process engineers** required to expand number of new products we bring online and increase rate of automation
- **Design engineers** required to handle larger volume of RFQs as we

Capital Expenditures

- Brought machining in-house
- Automation – to improve efficiency and margin – 2-3 year payback period
- Test equipment, benches, machines to scale production
- Better instrumentation for tracking and planning
- Lead times from 8 weeks to 9 months depending on type

Manufacturing Capacity

- Currently reworking floor layouts as programs scale
- Have room for expansion in all facilities
- Starting to develop long-term expansion plan

CapEx has increased as percent of sales from 3% to 6-7% as we invest in our growth and margin improvement

Metrics

Significant improvement in key metrics since spin-off 2022

Revenue Growth

Increased from $8.4M/qtr to $15.1M/qtr

⬆ 80%

Gross Margin

Increased from 32% to 44%

⬆ 41%

Net Income

Increased from $503K/qtr to $1,870K/qtr

⬆ 272%

Adj. EBITDA Margin

Increased from 10.4% to 22.5%

⬆ 116%

Cash Generation

Increased cash on hand from $806K to $96,245K

⬆ 11,842%

EPS

Increased from $0.19/share per qtr to $0.43/share per qtr

⬆ 126%

Source: Company data from Q3 2022 through Q2 2026

Financial Summary

Compelling Financials With Strong Topline Growth And Healthy Margins

Revenue & Growth ($M)



(2%)
(11%)
19%
29%
19%
11%
12%
11%
15%
$30.0
$26.7
$31.8
$41.2
$49.0
$54.4
$58.2
$26.0
$29.8
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A
FY'25A
LTM
6M FY'25
6M FY'26

Gross Profit & Margin ($M)



34%
35%
36%
41%
46%
44%
44%
43%
43%
$10.3
$9.3
$11.3
$16.8
$22.6
$24.1
$25.8
$11.2
$12.8
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A
FY'25A
LTM
6M FY'25
6M FY'26

Adjusted EBITDA & Margin ($M)(1)



14%
11%
13%
19%
23%
23%
25%
20%
22%
$4.1
$3.0
$4.0
$7.7
$11.1
$12.6
$14.2
$4.9
$6.6
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A
FY'25A
LTM
6M FY'25
6M FY'26

Backlog & Growth ($M)



49%
57%
4%
(1%)
62%
35%
37%
$19.8
$29.4
$46.2
$47.8
$47.2
$76.4
$61.2
$84.0
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A
FY'25A
6M FY'25
6M FY'26

Source: Company Financials.
(1) Adjustments to EBITDA include Non-Cash Stock Compensation and Excess Separation Costs

Mtron™

Attractive Long Term Target Model

Increased R&D and Capex Spend Drive Organic Topline Growth in the Mid-Long Term

Aim to consistently exceed industry growth through continued investment in R&D resources

Continued design win momentum speaks well to future growth

Model has begun to provide leverage and is highly cash generative

Long Term Organic Goals

Revenue	Gross Margins	Adjusted EBITDA Margins
12% CAGR	**43 – 46%**	**21% - 23%**

Source: Company data

Questions?

Mtron™

Thank You




Appendix

Appendix 1 – Reconciliation of Adjusted EBITDA to Income before income taxes

(in thousands)	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025	LTM Q2 2026	Q2 2025	Q2 2026
Income before income taxes	**$ 2,893**	**$ 2,113**	**$ 2,595**	**$ 4,400**	**$ 9,775**	**$ 10,954**	**$ 12,146**	**$ 4,109**	**$ 5,301**
Adjustments:									
Interest expense (income)	86	12	11	(7)	(243)	(539)	(1,364)	(235)	(1,060)
Depreciation	435	488	671	797	968	1,086	1,179	520	613
Amortization	54	54	54	53	5	—	—	—	—
Total adjustments	575	554	736	843	730	547	(185)	285	(447)
EBITDA	**3,468**	**2,667**	**3,331**	**5,243**	**10,505**	**11,501**	**11,961**	**4,394**	**4,854**
Non-cash stock compensation	145	292	458	2,421	636	1,081	2,273	527	1,719
Excess Spin-off costs	—	—	219	28	—	—	—	—	—
Adjusted EBITDA	**$ 3,613**	**$ 2,959**	**$ 4,008**	**$ 7,692**	**$ 11,141**	**$ 12,582**	**$ 14,234**	**$ 4,921**	**$ 6,573**

Source: Company Financials.